UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2005

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50940	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors of Rotech Healthcare Inc. (the “Company”) has set September 27, 2005 as the date of the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”) and has designated August 12, 2005 as the record date used to determine the stockholders that are entitled to notice of and to vote at the Annual Meeting.

As previously announced, the Company earlier postponed its Annual Meeting until after the Company filed with the Securities and Exchange Commission (“SEC”) its amended annual report on Form 10-K/A for the year ended December 31, 2004. On May 2, 2005, the Company filed a definitive proxy statement with the SEC relating to the Annual Meeting before its postponement. The Company intends to file an amended proxy statement with the SEC to reflect the rescheduled Annual Meeting date and record date in addition to other matters pertinent to the Annual Meeting.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: August 18, 2005	By:	/s/ Barry E. Stewart
Barry E. Stewart
Chief Financial Officer

3